Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and contingencies [Text Block]

26. Commitments and contingencies

Commitments

The following table reflects the Company's contractual obligations as they fall due as at December 31, 2025 and 2024.

			Over	December 31,	December 31,
	Within 1 year	1 - 5 years	5 years	2025	2024
Accounts payable and accrued liabilities	73,473	-	-	73,473	48,125
Income taxes payable	4,167	-	-	4,167	-
ZCC gold hedges	77,317	10,994	-	88,311	13,758
Long-term incentive plan (cash-settled awards)	13,580	486	-	14,066	7,405
Mining and other services contracts	21,991	40,427	1,483	63,901	44,590
Asset retirement provisions (undiscounted)	-	11,063	70,490	81,553	75,770
Deferred and contingent consideration (undiscounted)	30,000	41,595	1,409	73,004	94,237
Corporate office lease	115	446	-	561	83
Total commitments	220,643	105,011	73,382	399,036	283,968

The zero cost collar ("ZCC") gold hedges commitment represents the mark-to-market fair value of the AGM's current gold hedging program. The settlement amount of these hedges will be dependent on the price of gold at the settlement date. The portion of the ZCC gold hedge liability that is expected to be settled in greater than one year from the balance sheet date has been presented within other non-current liabilities in the Statement of Financial Position. The Company does not apply hedge accounting to the ZCC hedges. The ZCC hedges are for 57,500 gold ounces of production in 2026 and 7,500 gold ounces in 2027. The ZCC hedges have a weighted-average put strike of $2,277 per ounce and a weighted-average call strike of $3,025 per ounce. ZCC hedges can be settled in either cash or by physical delivery of gold.

Long‐term incentive plan commitments due within one year include all cash settled DSU awards to directors of the Company, as they are considered to be current liabilities as the timing of those payments is beyond the control of the Company in the event that a director is to retire or there is a change of control.

The Company has a number of mining and other service contracts. These contracts include monthly fixed fees as well as variable cost measures. The contractual obligations disclosed in the preceding table relate only to the fixed fees payable to the contractors.

The timing of contingent payments to Gold Fields, totaling $43.0 million, is based upon management's best estimate of when payments would be required to be made based upon the current life of mine plan.

Contingencies

Due to the nature of its business, the Company and its subsidiaries may be subject to regulatory investigations, claims, lawsuits and other proceedings in the ordinary course of its business. While the Company cannot reasonably predict the ultimate outcome of these actions, and inherent uncertainties exist in predicting such outcomes, the Company believes that the ultimate resolution of these actions is not reasonably likely to have a material adverse effect on the Company's financial condition or future results of operations.